                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                              September 23, 1997
                      --------------------------------
                      (Date of earliest event reported)


                        Capital One Financial Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


              Delaware                               1-13300                             54-1719854
 -----------------------------------      ----------------------------       ---------------------------------
       (State of incorporation                  (Commission File                       (IRS Employer
           or organization)                          Number)                        Identification No.)



2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                                                    22042
-------------------------------------------                                            ----------
(Address of principal executive offices)                                               (Zip Code)


      Registrant's telephone number, including area code:  (703) 205-1000





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Item 5.  Other Events.


                     See attached press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       99.1.    Press Release of the Company dated September 23, 1997.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              CAPITAL ONE FINANCIAL CORPORATION

         Dated:  September 23, 1997           By:  /s/ James M. Zinn
                                                 -------------------
                                                   James M. Zinn
                                                   Senior Vice President and
                                                      Chief Financial Officer





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                                 EXHIBIT INDEX


         99.1    Press Release of the Company dated September 23, 1997.





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